B.8           DSNS Quality Control Unit (QCU) Acceptance Procedure for BioThrax

The DSNS QCU recommends that the temperature acceptance range for BioThrax, using the temperature monitoring device accuracy 0f ±0.22°C, would be [**]°C.  This temperature is consistent with licensed label specifications (2°C to 8°C) and takes into account Emergent rounding practices (memo dated 8/12/09), and the accuracy of the temperature monitoring device (TempTale Bio).

At the time of delivery, all BioThrax lot(s) will be off-loaded from the trucks and placed into DSNS Quarantine pending receipt of the required lot distribution documentation from the contractor.  As a clarification and guide for LOG consideration, the table below outlines temperature limits acceptable during shipment and the resulting actions under each scenario. This table is based on TempTale with an accuracy of ± 0.22°C. If any of the following changes occur, Emergent must notify QCU immediately:

•	Type of temperature monitoring device (switched for another monitoring device)
•	Accuracy of TempTale
•	Other shipping practices
•	Temperature monitoring practices

Temperature Range	Action
[**]°C	• BioThrax lot(s) will not be accepted • Emergent would be immediately notified • Return shipment would be Emergent's responsibility
[**]°C	Acceptable
[**]°C	• BioThrax lot(s) will be kept in DSNS quarantine • Acceptance would be pending quality disposition investigation, Emergent deviation process and remaining ambient exposure for the lot.
[**]°C	• BioThrax lot(s) will not be accepted • Emergent would be immediately notified • Return shipment would be Emergent's responsibility

Return of Unacceptable BioThrax®

In accordance with Page 14, Section F.2.a. of this contract which states “The delivery of this BioThrax® product shall be F.O.B. Destination to the SNS site(s)”, it will be Emergent’s responsibility to pay all cost related to the return of shipments from the SNS site(s).

Contract 200-2009-30162 Forecasted Targeted Delivery Schedule 2009-2011
Updated 07 / 2010
J.7

CLIN	Delivery #	Lot	Ship Date	Expiry Date	Remaining Expiry (Days)	Remaining Expiry (Months)	Expected Doses	ACTUAL Delivered Doses	Cum Doses	Date Accepted
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]

Contract 200-2009-30162 Forecasted Targeted Delivery Schedule 2009-2011
Updated 07 / 2010
J.7

CLIN	Delivery #	Lot	Ship Date	Expiry Date	Remaining Expiry (Days)	Remaining Expiry (Months)	Expected Doses	ACTUAL Delivered Doses	Cum Doses	Date Accepted
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
							[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
							[**]	[**]
					Total Contract Doses		[**]

Emergent BioDefense Operations Lansing, Inc.

U.S. Government Property

Asset	Tag #	Asset description	Cap.date	Acquisition Value

A total of 15 pages were omitted pursuant to a request for confidential treatment.  [**]